Themes Gold Miners ETF
Schedule of Investments
June 30, 2024 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Materials - 99.3%(a)
Agnico Eagle Mines Ltd.	1,240	$81,105
Alamos Gold, Inc. - Class A	4,905	76,943
Anglogold Ashanti PLC	3,365	84,563
B2Gold Corp.	22,611	60,657
Capricorn Metals Ltd. (b)	15,650	49,904
Centamin PLC	49,870	76,216
De Grey Mining Ltd. (b)	73,395	55,816
De Grey Mining Ltd. (b)(c)	7,386	0
Endeavour Mining PLC	3,513	74,212
Equinox Gold Corp. (b)	12,452	64,988
Gold Fields Ltd. - ADR	4,256	63,414
Gold Road Resources Ltd.	51,133	58,329
IAMGOLD Corp. (b)	22,480	84,461
K92 Mining, Inc. (b)	11,240	64,496
Kinross Gold Corp.	11,191	93,173
Lundin Gold, Inc.	4,992	73,746
Northern Star Resources Ltd.	6,897	59,813
OceanaGold Corp.	28,535	65,495
Perseus Mining Ltd.	52,738	82,676
Ramelius Resources Ltd.	55,781	71,446
Regis Resources Ltd. (b)	38,120	44,629
Torex Gold Resources, Inc. (b)	4,328	67,069
Zhaojin Mining Industry Co. Ltd. - Class H	60,724	101,867
		1,555,018
TOTAL COMMON STOCKS (Cost $1,366,634)		1,555,018

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%	Shares
First American Treasury Obligations Fund - Class X, 5.21% (d)	4,285	4,285
TOTAL SHORT-TERM INVESTMENTS (Cost $4,285)		4,285

TOTAL INVESTMENTS - 99.6% (Cost $1,370,919)		1,559,303
Other Assets in Excess of Liabilities - 0.4%		5,799
TOTAL NET ASSETS - 100.0%		$1,565,102

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2024.

(d)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Themes Gold Miners ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$1,555,018	$–	$–	(a)	$1,555,018
Money Market Funds	4,285	–	–		4,285
Total Investments	$1,559,303	$–	$–	(a)	$1,559,303

Refer to the Schedule of Investments for additional information.

(a)	Amount is less than $0.50.